4th Quarter Earnings Slides February 6, 2014 Exhibit 99.1

This Presentation includes and references “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, expectations regarding refining margins, revenues, cash flows, capital expenditures, turnaround expenses and other financial items. These statements also relate to our business strategy, goals and expectations concerning our market position, future operations, margins and profitability. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar terms and phrases to identify forward-looking statements in this Presentation, which speak only as of the date the statements were made. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. Forward Looking Statements 2

1Q 2014 Guidance 3 California Pacific Northwest Mid- Continent Throughput (mbpd) 500 - 520 160 - 170 120 - 130 Manufacturing Cost ($/bbl) $ 6.50 - 6.75 $ 4.05 - 4.30 $ 3.75 - 4.00 $ in millions Corporate/System Refining Depreciation $ 105 Corporate Expense Before Depreciation $ 60 Interest Expense Before Interest Income $ 44

Net Earnings (Loss) 4 27 93 227 99 (7) 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 Net Earnings (Loss) Attributable to Tesoro Corporation $ in millions 1.32 0.68 1.72 0.46 (0.03) 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 EPS (Diluted) from Continuing Operations $ per share $ in millions, except per share amounts 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 Refining $ 344 $ 259 $ 375 $ 126 $ 106 Retail 41 15 25 56 24 TLLP 21 24 20 15 22 Corporate and Unallocated Costs (68) (105) (56) (51) (100) Interest and Financing Costs (30) (30) (33) (47) (41) Other Income (Expense), Net1 (5) - 56 22 (2) Income Tax Expense (111) (58) (138) (47) (3) Net Earnings (Loss) from discontinued operations, net of tax2 (157) (1) (11) 35 (3) Less Net Earnings Attributable to Non-Controlling Interest (8) (11) (11) (10) (10) Net Earnings (Loss) Attributable to Tesoro Corporation $ 27 $ 93 $ 227 $ 99 $ (7) EPS (Diluted) from Continuing Operations $ 1.32 $ 0.68 $ 1.72 $ 0.46 $ (0.03) EPS (Diluted) from Discontinued Operations $ (1.13) $ (0.01) $ (0.08) $ 0.26 $ (0.02) 1. Represents net amount of interest income , other income (expense) and equity in earnings of equity method investments as reported. 2. On September 25, 2013, we completed the sale of all of our interest in Tesoro Hawaii, LLC, which operates the 94 mbpd Hawaii refinery, retail stations and associated logistics assets to a subsidiary of Par Petroleum Corporation. As a result, we have reflected its results of operations as discontinued operations for all periods presented, and we have excluded our Hawaii operations from the operational data presented in the tables and discussion that follow.

1,492 1,238 182 174 63 38 245 390 Beginning Cash Adjusted EBITDA Working Capital & Other Acquisitions Interest & Tax, Net Capital Expenditures & Turnaround Financing Ending Cash 4Q 2013 Cash Flow 5 $ in millions 1. Reconciliations of Adjusted EBITDA, a non-GAAP financial measure, to net income and cash flows from operating activities are included in the press release issued on February 5, 2014. 1

Throughput by Refining Region 6 160 160 167 100 120 140 160 180 200 4Q 2012 4Q 2013 Guidance 4Q 2013 Actual MBPD Pacific Northwest 123 125 125 100 110 120 130 4Q 2012 4Q 2013 Guidance 4Q 2013 Actual MBPD Mid-Continent 249 490 494 100 200 300 400 500 600 4Q 2012 4Q 2013 Guidance 4Q 2013 Actual MBPD California

Manufacturing Cost by Refining Region 3.72 4.13 4.30 - 1.00 2.00 3.00 4.00 5.00 4Q 2012 4Q 2013 Guidance 4Q 2013 Actual $/bbl Pacific Northwest 3.11 3.73 3.98 - 1.00 2.00 3.00 4.00 5.00 4Q 2012 4Q 2013 Guidance 4Q 2013 Actual $/bbl Mid-Continent 6.48 6.13 6.11 - 2.00 4.00 6.00 8.00 4Q 2012 4Q 2013 Guidance 4Q 2013 Actual $/bbl California 7

8 EBITDA represents earnings before interest and financing costs, net, interest income, income taxes, and depreciation and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBITDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance and by management for internal analysis. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities. (In millions) Unaudited 2013E 2014E 2015E 2016E 2017E Projected net earnings $ 18 $ 67 $ 04 $ 33 $ 49 Add income tax expense 1 41 63 82 91 depreciation and amortization expense 2 8 10 10 EBITDA (1) $ 30 $ 110 $ 175 $ 225 $ 250 California Synergy EBITDA - Acquisition Model (In millions) Unaudited 2013E 2014E 2015E 2016E 2017E Projected net earnings $ 23 $ 27 $ 93 $ 239 $ 280 Add income tax expense 14 75 11 141 165 depreciation and amortization expense 0 3 9 15 1 EBITDA (1) $ 37 $ 205 $ 315 $ 395 $ 460 California Synergy EBITDA - Current View (1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range. Non-GAAP Financial Measures (In millions) Unaudited Annual EBITDA Salt Lake City Waxy Crude Project Phase I and II Projected net earnings $ 57 Add income tax expense 33 Add depreciation and amortization expense 10 EBITDA $ 100 (In millions) Unaudited Gross Margin Capture Improvements EBITDA 2014E Projected net earnings $ 88 Add income tax expense 51 Add deprec ation and amortization expense 11 EBITDA (1) $ 150